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                         TERMINATION AGREEMENT

     TERMINATION AGREEMENT, dated August 9, 1998, by and among United HealthCare Inc., a Minnesota corporation ("Parent"), UH-1 Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), Humana Inc., a Delaware corporation ("Company"), and David A. Jones ("Jones") (each a "Party" and collectively the "Parties").

     WHEREAS, Parent, Sub and Company are parties to an Agreement and Plan of Merger, dated as of May 27, 1998 (the "Merger Agreement"); and

     WHEREAS, Parent and Company are parties to a Stock Option Agreement, dated as of May 27, 1998 (the "Stock Option Agreement"); and

     WHEREAS, Parent and Jones are parties to a Stockholder Voting Agreement, dated as of May 27, 1998 (the "Voting Agreement," and together with the Merger Agreement and the Stock Option Agreement, the "Transaction
Agreements"); and

     WHEREAS, the Merger Agreement provides that it may be terminated and the merger contemplated by the Merger Agreement (the "Merger") abandoned at any time prior to the Effective Time (as defined in the Merger Agreement) by mutual written consent of Company and Parent by action of their respective Boards of Directors; and

     WHEREAS, the Boards of Directors of Company and Parent respectively have determined that the Merger and the other transactions contemplated by the Transaction Agreements are no longer in the best interests of their respective companies and shareholders; and

     WHEREAS, the Voting Agreement provides that it terminates on the date the Merger Agreement is terminated; and

     WHEREAS, the Parent and Company desire to terminate the Stock Option Agreement;

     NOW THEREFORE, in consideration of the premises and the covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

          1. The Merger Agreement is hereby terminated as of the date hereof pursuant to Section 8.1 of the Merger Agreement with the effects set forth in
Section 8.5(a) of the Merger Agreement, as modified by this Termination
Agreement.


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The Voting Agreement is hereby terminated pursuant to Section 14 of the
Voting Agreement. The Stock Option Agreement is hereby terminated by agreement of Company and Parent.

          2. Notwithstanding any provision of the Transaction Agreements to the contrary, the Parties agree that all expenses incurred to date in connection with the Transaction Agreements (including, without limitation, all costs and fees associated with state regulatory filings, costs of responding to requests for additional information under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the fees and expenses of its outside counsel, financial advisors, accountants and experts), shall remain the obligation of the party incurring such expense, except that expenses incurred in connection with the filing fee for the S-4 Registration Statement and printing and mailing the Prospectus/Proxy Statement and the S-4 Registration Statement shall be shared equally by Parent and Company.

          3. Each of the Company, Parent and Sub hereby agrees to take all necessary steps to further the terminations effected by this Agreement, including without limitation, (i) withdrawing from any proceedings before any regulatory authorities; (ii) withdrawing all Form A applications, (iii) notifying on a timely basis in accordance with all applicable laws and regulations their respective shareholders of the termination of the Transaction Agreements, and (iv) seeking termination of the effectiveness of the S-4 Registration Statement.

          4. Each of the Company, Parent and Sub represents to each of the other Parties to this Agreement that the execution and delivery of this Termination Agreement has been duly authorized by their respective Boards of Directors and that this Termination Agreement constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms. Jones represents to the other Parties to this Agreement that he has the legal capacity to enter into this Termination Agreement, which constitutes a valid and binding obligation of Jones, enforceable against him in accordance with its terms.

          5. This Termination Agreement (a) constitutes the entire agreement of the Parties and supersedes all prior agreements and understandings, written or oral, between the Parties with respect to the subject matter hereof; (b) is not intended to confer upon any other person any right or remedies hereunder; (c) shall be binding upon and inure to the benefit of the Parties and their successors and assigns (whether by operation of law or otherwise), PROVIDED that no assignment shall relieve a party of any of its obligations hereunder; and (d) shall not be amended except by means of a writing executed by each of the Parties.

          6. This Termination Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall be effective when one or more counterparts have been signed by each of the Parties and

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delivered to the other Parties, IT BEING UNDERSTOOD that all parties need not sign the same counterpart.

    7. The terms of the Confidentiality Agreement, dated May 4, 1998, by and between Company and Parent remain in full force and effect.

    8. GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS TERMINATION AGREEMENT OR THE TRANSACTION AGREEMENTS, OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE OR NEW YORK OR IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE OR THE SOUTHERN DISTRICT OF NEW YORK (THE "CHOSEN COURTS"). SOLELY IN CONNECTION WITH SUCH ACTIONS, PROCEEDINGS AND CLAIMS, THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE CHOSEN COURTS, AND AGREE NOT TO ASSERT AS A DEFENSE IN ANY SUCH ACTION, SUIT OR PROCEEDING THAT SUCH PARTY IS NOT SUBJECT TO THE JURISDICTION OF THE CHOSEN COURTS, THAT SUCH ACTION, PROCEEDING OR CLAIM MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THE CHOSEN COURTS, THAT VENUE IS NOT APPROPRIATE IN THE CHOSEN COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN THE CHOSEN COURTS. EACH OF THE PARTIES AGREES THAT SERVICE OF PROCESS OR OTHER PAPERS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH THE PROVISIONS ON NOTICE CONTAINED IN THE TRANSACTION AGREEMENTS.

        (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS TERMINATION AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS TERMINATION AGREEMENT OR THE TRANSACTION AGREEMENTS, OR THE TRANSACTIONS CONTEMPLATED BY THOSE AGREEMENTS. EACH PARTY CERTIFIES AND

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ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY
HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH
PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER,
(iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS TERMINATION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

          9. The provisions of this Termination Agreement shall be deemed severable, and if any part of any provision is held by a court of competent jurisdiction to be illegal, void or invalid under applicable law, such provision may be changed to the extent necessary to make that provision, as so changed, legal and binding. If any provision of this Termination Agreement is held by a court of competent jurisdiction to be illegal, void or invalid in its entirety, the remaining provisions hereof shall not in any way be affected or impaired but shall remain binding in accordance with their terms.

          10. It is expressly understood and agreed that nothing in this Termination Agreement shall constitute or be construed as, or be deemed to be, evidence or an admission or concession on the part of any Party of any liability or wrongdoing whatsoever or any representation by any Party of any merit as or lack of merit to any claim asserted by any Party.

          IN WITNESS WHEREOF, the undersigned have caused this Termination Agreement to be signed as of the date first written above.


                                        UNITED HEALTHCARE CORPORATION

                                        By: /s/ David Lubben
                                            --------------------------------


                                        UH-1 INC.

                                        By: /s/ David Lubben
                                            --------------------------------


DAVID A. JONES                          HUMANA INC.

/s/ David A. Jones                      By: /s/ Gregory H. Wolf
-------------------------                   --------------------------------